                                                                   EXHIBIT 10.45


                 SECOND AMENDMENT TO SECURITY AGREEMENT-PLEDGE
                 ---------------------------------------------


     This is the Second Amendment to a Security Agreement-Pledge (as amended by a First Amendment to Security Agreement-Pledge dated as of February 28, 1994, and as it may be amended from time to time, the "Pledge Agreement") entered into as of the 31st day of July, 1996, by and between CHARLES W. JOHNSON, a resident of Racine, Racine County, Wisconsin (the "Pledgor") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly known as First Interstate Bank of Texas, N.A.) (together with its successors and assigns, the "Pledgee"). This Amendment is issued in connection with and pursuant to that certain Fifth Amendment dated July 31st, 1996 to a Second Restated and Amended Loan Agreement (as it may be amended, modified or restated from time to time, the "Credit Agreement") dated as of December 16, 1992, by and among Visual Numerics, Inc., a Texas corporation formerly known as "IMSL, Inc." (the "Borrower"), and the Pledgee. All capitalized terms not otherwise defined in this Amendment shall have the meanings provided in the Credit Agreement.

     NOW THEREFORE, in consideration of $10, the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

     Section 1.  Affirmation of Security Interest and Ratification of Prior
                 ----------------------------------------------------------
Liens.  Pledgor hereby ratifies, confirms, renews and extends the liens and
-----
security interests created by the Pledge Agreement and acknowledges, confirms and agrees that any and all liens and security interests created thereby continue in full force and effect and that the Collateral described in the Pledge Agreement is unimpaired by the above-described amendment.

     Section 2.  Amendments.  The Pledge Agreement is amended hereby as follows:
                 ----------

          (a) The Pledge Agreement is hereby amended by deleting subsection (f) of Section 3 thereof in its entirety and by substituting the following subsection (f) in lieu thereof:

          "(f) Pledgor agrees to maintain Collateral subject to this Agreement and pledged to the Pledgee consisting of certificated securities acceptable to the Pledgee having a market value, combined with the Collateral pledged by Jennifer C. Johnson to the Pledgee, of at least $1,500,000 at all times. It is understood and agreed that $1,500,000 is a "floor" and not a ceiling and that Pledgor shall be in default hereunder if the market value of the Collateral is less than $1,500,000 and Pledgor fails to deliver additional

     Pledged Securities or other Collateral acceptable to Pledgee within fifteen (15) calendar days after demand therefor, but under no circumstances shall Pledgee be required to release its liens on and security interests in any Collateral prior to payment in full of all Guaranteed Obligations."

     Section 3.  Representations.  Pledgor represents and warrants that all of
                 ---------------
the representations and warranties contained in the Pledge Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, except (i) such representations that relate solely to an earlier date and that were true and correct on such earlier date, and (ii) the breach or inaccuracy of representations and warranties about which Pledgee has been notified in writing prior to the date of this Amendment.

     Section 4.  Continued Force and Effect.  Pledgor ratifies and confirms
                 --------------------------
that, except as specifically amended herein, all of the terms and conditions of the Pledge Agreement and all documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms and the Collateral is unimpaired by this Amendment. All of the terms used herein have the same meanings as set out in the Pledge Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Pledge Agreement to the "Agreement," the "Pledge Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Pledge Agreement as amended through the date hereof.

     Section 5.  Severability.  In the event any one or more provisions
                 ------------
contained in the Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 6.  Expenses.  Pledgor agrees to pay all out-of-pocket costs and
                 ---------
expenses (including reasonable fees and expenses of legal counsel) of Pledgee in connection with the operation, administration and enforcement of this Amendment.

     Section 7.  No Waiver.  Pledgor agrees that no Event of Default and no
                 ---------
Default has been waived or remedied by the execution of this Amendment, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

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     Section 8.  Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 9.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 10. Arbitration Program.  The parties agree to be bound by the
                 -------------------
terms and provisions of the current Arbitration Program of the Pledgee which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

     Section 11. ENTIRE AGREEMENT.  THIS AMENDMENT AND THE PLEDGE AGREEMENT,
                 ----------------
AS AMENDED HEREBY, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

     THIS WRITTEN AGREEMENT, THE SECURITY AGREEMENT-PLEDGE, THE FIRST AMENDMENT TO SECOND RESTATED AND AMENDED LOAN AGREEMENT, THE RESTATED AND AMENDED LIMITED GUARANTY AGREEMENT, AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 31st day of July, 1996.



                              By /s/ Charles W. Johnson
                                ---------------------------------
                                CHARLES W. JOHNSON

                                                   - PLEDGOR -


                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION (formerly known as First
                              Interstate Bank of Texas, N.A.)




                              By_________________________________
                                Name:
                                Title:


                                                   - PLEDGEE -

THE STATE OF WISCONSIN   (S)
                         (S)
COUNTY OF RACINE         (S)


     The foregoing was acknowledged before me on the 31st day of July 1996, by CHARLES W. JOHNSON.

                                               _________________________________
                                                   Notary Public in and for
                                                   The State of Wisconsin

                                      -4-
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THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


     The foregoing was acknowledged before me on the ____ day of July, 1996, by _____________________________________________, ________________________________
of WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, on behalf of said association.


                                               _________________________________
                                                    Notary Public in and for
                                                    The State of T E X A S

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